This  Amendment  is made as of June 18, 1999 by and among the following parties:
Penn Octane Corporation and P.M.I. Trading Limited. The two foregoing parties are parties to a contain LPG Mix Purchase Agreement, dated as of September 28, 1998, under DTIR-073-98, concerning the purchase of LPG Mix (90% propane and 10% commercial butane) EXW Brownsville, TX, at Penn Octane's loading rack (the "LPG Mix Agreement").


                                   Witnesseth:


Whereas, both Parties desire to extend the term of the Contract and to reflect an increment in the price for volumes of LPG Mix exceeding 7,000,000 gal in summer and 9,000,000 gal in winter.

Nowtherefore, both parties hereby agree to amend the "LPG Mix Agreement' as specified below.

1.     (5)  TERM
            ----

IT  SAYS:

"UNLESS EITHER PARTY BREACHES ITS OBLIGATION UNDER THIS AGREEMENT, THE TERM SHALL BE ONE YEAR COMMENCING ON OCTOBER 1ST, 1998 AND CONCLUDING ON SEPTEMBER 30, 1998.

IN CASE SELLER OBTAINS LEGAL RIGHTS TO IMPORT PROPANE INTO MEXICO OR/AND IF BURGOS BASIN STARTS PRODUCING, THEN EITHER PARTY SHALL HAVE THE RIGHT TO NOTIFY THE OTHER PARTY ITS INTENTION TO BEGIN A RENEGOTIATION PROCESS OF THIS CONTRACT. SUCH RENEGOTIATION PROCESS SHALL START NO LATER THAN 10 DAYS AFTER THE NOTIFICATION IS GIVEN. RENEGOTIATION PROCESS CAN NOT ENDURE MORE THAN 90 DAYS. IF AN AGREEMENT IS REACHED DURING THE RENEGOTIATION PROCESS THIS CONTRACT SHALL BE MODIFIED BY MUTUALLY AGREEMENT, OTHERWISE EITHER PARTY SHALL HAVE THE RIGHT TO CANCEL.

It  shall  say:

"UNLESS EITHER PARTY BREACHES ITS OBLIGATION UNDER THIS AGREEMENT, THE TERM SHALL BE EIGHTEEN MONTHS COMMENCING ON OCTOBER 1ST, 1998 AND CONCLUDING ON MARCH 31, 2000.

IN CASE SELLER OBTAINS LEGAL RIGHTS TO IMPORT PROPANE INTO MEXICO OR/AND IF BURGOS BASIN STARTS PRODUCING, THEN EITHER PARTY SHALL HAVE THE RIGHT TO NOTIFY THE OTHER PARTY ITS INTENTIONS TO BEGIN A RENEGOTIATION PROCESS OF THIS CONTRACT. SUCH RENEGOTIATION PROCESS SHALL START NO LATER THAN 10 DAYS AFTER THE NOTIFICATION IS GIVEN. RENEGOTIATION PROCESS CAN NOT ENDURE MORE THAN 30 DAYS. IF AN AGREEMENT IS REACHED DURING THE RENEGOTIATION PROCESS THIS CONTRACT SHALL BE MODIFIED BY MUTUALLY AGREEMENT, OTHERWISE EITHER PARTY SHALL HAVE THE
RIGHT  TO  CANCEL."

2.     (6)  VOLUMES
            -------

It  says:

"6.1. BUYER WILL SCHEDULE, PURCHASE AND ACCEPT AND SELLER WILL DELIVER AN ANNUAL VOLUME OF "LPG MIX" EQUAL TO 81,180,000 GALLONS +/- 15% AT BUYER'S OPTION, COMPLYING WITH THE FOLLOWING MINIMUM MONTHLY VOLUMES:

SUCH  VOLUMES  TO  BE  REFERRED  HEREIN  AS  "MINIMUM  MONTHLY  VOLUME"
                                             --------------------------

SEASONALITY  IS  DEFINED  AS  DESCRIBED  BELOW:
-----------------------------------------------

WINTER  SEASON  SHALL  MEAN  THE  PERIOD  FROM  OCTOBER 1998 THROUGH MARCH 1999.
--------------

SUMMER  SEASON  SHALL  MEAN  THE PERIOD FROM APRIL 1999 THROUGH SEPTEMBER 1999."
--------------

It  shall  say:

"6.1. BUYER WILL SCHEDULE, PURCHASE AND ACCEPT AND SELL WILL DELIVER AN ANNUAL VOLUME OF "LPG MIX" EQUAL TO 134,120,000 GALLONS +/- 15% AT BUYER'S OPTION, COMPLYING WITH THE FOLLOWING MINIMUM MONTHLY VOLUMES:

SEASONALITY  IS  DEFINED  AS  DESCRIBED  BELOW:
-----------------------------------------------

WINTER  SEASON  SHALL  MEAN THE PERIOD FROM OCTOBER 1998 THROUGH MARCH 1998, AND
--------------
THE  PERIOD  FROM  OCTOBER  1999  THROUGH  MARCH  2000.

SUMMER  SEASON  SHALL  MEAN  THE PERIOD FROM APRIL 1999 THROUGH SEPTEMBER 1999."
--------------

3. Both parties Agree that all the volume loaded during any month shall be used to compute the service cost with the formula described in section 8.4.

4.     In  Clause  (7) PRICE, Section 7.3 shall be included as per the following
                       -----
wording:

"7.3. THE VOLUME EXCEEDING 7,000,000 GAL IN JUNE 1999, SHALL HAVE A PREMIUM OF ____ USD/GAL TO THE VOLUME OF THE COMMODITY. DURING ANY OTHER MONTH AFTER JULY 1999, THE VOLUME EXCEEDING 7,000,000 GAL IN SUMMER AND 9,000,000 GAL IN WINTER SHALL HAVE A PREMIUM OF ____ USD/GAL TO THE VOLUME OF THE COMMODITY."

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
5.     Clause  (23) YEAR 2000 COMPLIANCE. Shall be included as per the following
                    ---------------------
wording:

"(23)  YEAR  2000  COMPLIANCE.
EACH OF SELLER AND BUYER REPRESENTS AND WARRANTS THAT IT WILL USE REASONABLE BEST EFFORTS TO ENSURE THAT THE SUPPLY OF THE PRODUCT BY SELLER SOLD UNDER THIS AGREEMENT, INCLUDING DELIVERIES BY SELLER TO BUYER, AND BUYER'S ACCEPTANCE OF THE PRODUCT AND PAYMENT OF THE PURCHASE PRICE, SHALL BE YEAR 2000 COMPLIANT AND GLOBAL POSITIONING SYSTEM ROLLOVER COMPLIANT, INCLUDING, BUT NOT LIMITED TO, ACCURATELY PROCESSING DATE/TIME DATA (INCLUDING, BUT NOT LIMITED TO, CALCULATING, COMPARING, AND SEQUENCING), FROM, INTO, AND BETWEEN THEN TWENTIETH AND TWENTY FIRST CENTURIES, THE YEARS 1999 AND 2000, THE CHANGE OF DATE FROM AUGUST 21, 1999 TO AUGUST 22, 1999, AND LEAP YEAR CALCULATIONS."

6. The "LPG Mix Agreement" is amended only in the terms specified above. There are not other changes or amendments thereto. As so amended, the "LPG Mix Agreement" continues in effect according to its terms.

Failing receipt any objection to the above by June 30, 1999, at 10:00 a.m., we shall consider to foregoing as final and binding.



Leopoldo  Simon                          Agree  by
Authorized  Officer                      Jorge  Bracamontes
                                         Penn  Octane  Corporation

LFV